Exhibit 10.97

SECOND SUPPLEMENTAL INDENTURE

Dated as of August 15, 2014

to the

INDENTURE

Dated as of December 1, 2009

among

KOPPERS INC.

KOPPERS HOLDINGS INC.,

AS GUARANTOR,

EACH OF THE SUBSIDIARY GUARANTORS PARTY THERETO

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

AS TRUSTEE

SECOND SUPPLEMENTAL INDENTURE, dated as of August 15, 2014 (this “Supplemental Indenture”), to the Indenture, dated as of December 1, 2009 (the “Original Indenture” and as supplemented by the First Supplemental Indenture (as defined below) and this Supplemental Indenture, the “Indenture”), among KOPPERS INC., a Pennsylvania corporation (the “Company”), KOPPERS HOLDINGS INC., a Pennsylvania Corporation (the “Parent”), THE SUBSIDIARY GUARANTORS listed on the signature page hereto (collectively, the “Subsidiary Guarantors”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”).

WHEREAS, the Company, the Subsidiary Guarantors and the Trustee have heretofore executed and delivered the Original Indenture to provide for the issuance of 7.875% Senior Notes due 2019 of the Company (the “Notes”) and that certain First Supplemental Indenture, dated as of February 25, 2010 (the “First Supplemental Indenture”), to the Original Indenture;

WHEREAS, Section 4.12 of the Original Indenture provides that the Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly incur any Lien of any kind securing certain Indebtedness on any asset of the company or any Restricted Subsidiary other than Permitted Liens, unless the Notes and the Guarantees are secured on an equal and ratable basis with the obligations so secured until such time as such obligations are no longer secured by such a Lien;

WHEREAS, on the date hereof, the Company, the Parent and certain of the Subsidiary Guarantors have entered into that certain Credit Agreement, dated as of the date hereof (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Company, as Borrower, the Guarantors (as defined therein) from time to time party thereto, the Lenders (as defined therein) from time to time party thereto (collectively, the “Lenders”) and PNC Bank National Association, as Administrative Agent and, subsequent to the 2009 Senior Note Redemption (as defined therein), Collateral Agent under the Credit Agreement (in such capacities, the “Agent”), pursuant to which the Company, the Parent and certain of the Subsidiary Guarantors are required to grant Liens in substantially all of their respective assets for the benefit of the Agent and the Lenders to secure the obligations of the Company, the Parent and such Subsidiary Guarantors thereunder and the other obligations specified in related collateral documents, which Liens do not otherwise qualify as Permitted Liens;

WHEREAS, Section 4.17 of the Original Indenture provides, among other things, that if the Company or any Restricted Subsidiary acquires or creates another Restricted Subsidiary that is a Domestic Subsidiary (other than an Immaterial Subsidiary), the Company shall cause such newly acquired or created Restricted Subsidiary to execute and deliver to the Trustee a supplemental indenture pursuant to which such Restricted Subsidiary shall fully and

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unconditionally guarantee all of the Company’s obligations under the Notes and the Original Indenture on the terms set forth in Section 10.01 of the Original Indenture and thereafter be a Subsidiary Guarantor for all purposes of the Indenture until released in accordance with the terms of Section 10.04 of the Original Indenture;

WHEREAS, Section 9.01 of the Original Indenture provides, among other things, that the Company and the Trustee may amend the Original Indenture or the Notes without notice to or consent of any Holder for the purpose of adding a Guarantor or to make any other change that does not materially adversely affect the rights of any Holder; and

WHEREAS, all action on the part of the Company necessary to authorize this Supplemental Indenture has been duly taken.

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

That, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Parent, the Subsidiary Guarantors and the Trustee covenant and agree for the equal and ratable benefit of the Holders as follows:

ARTICLE I

Definitions

SECTION 1.01. Definitions.

A. Except as provided otherwise herein, capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Indenture.

B. The rules of interpretation set forth in the Original Indenture shall be applied hereto as if set forth in full herein.

ARTICLE II

Collateral Trust Agreement and Related Collateral Documents

SECTION 2.01. Collateral Trust Agreement and Related Collateral Documents. On the date hereof, in accordance with Section 4.12 of the Original Indenture, the Company, the Parent, certain of the Subsidiary Guarantors and the Trustee have entered into that certain Collateral Trust Agreement, dated as of the date hereof, among the Company, the Parent, certain of the Subsidiary Guarantors party thereto, the Trustee, the Agent and Wells Fargo Bank,

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National Association, as Collateral Trustee (the “Collateral Trustee”), and certain related collateral documents pursuant to which, among other things:

(i)	The Trustee and the Agent have appointed the Collateral Trustee as the agent of, and pledgee-in-possession of the Collateral (as defined in the Credit Agreement) for, each of the Trustee, the Holders, the Agent, the Lenders and any provider of any Lender-Provided Hedge (as defined in the Credit Agreement), any Lender-Provided Treasury Arrangement (as defined in the Credit Agreement) or any Lender-Provided Credit Arrangement (as defined in the Credit Agreement) pursuant to the terms and conditions set forth in the Collateral Trust Agreement; and

(ii)	The Notes and the Guarantees are secured on an equal and ratable basis with the obligations under the Credit Agreement of the Company, the Parent and the Subsidiary Guarantors party to the Credit Agreement and the other obligations specified in related collateral documents entered into on the date hereof.

ARTICLE III

Guarantors

SECTION 3.01. Subsidiary Guarantors. From this date, in accordance with Sections 4.17 and 10.01 of the Original Indenture and by executing this Supplemental Indenture, the Subsidiary Guarantors whose signatures appear below are subject to the provisions of the Indenture to the extent provided for in Article 10 thereof.

ARTICLE IV

Miscellaneous

SECTION 4.01. Ratification of Original Indenture; Supplemental Indenture Part of Original Indenture. Except as expressly amended hereby, the Original Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder heretofore or hereafter authenticated and delivered shall be bound hereby.

SECTION 4.02. Concerning the Trustee. The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the

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correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

SECTION 4.03. Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. The exchange of copies of this Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

SECTION 4.04. GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

SECTION 4.05 FATCA. This Supplemental Indenture has not resulted in a material modification of the Notes for purposes of the Foreign Account Tax Compliance Act (FATCA) provisions of the Internal Revenue Code.

SECTION 4.06 No Recourse Against Others. No director, officer, liability, employee, incorporator or stockholder of the Company, the Parent or any subsidiary guarantor, as such, will have any liability for any obligations of the Company, the Parent or any Subsidiary Guarantor under the Notes, the Indenture, the Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws.

SECTION 4.07. Effect of Headings. The Article and Section headings in this Supplemental Indenture are for convenience only and shall not affect the construction of this Supplemental Indenture.

[Signatures on following page]

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IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

Issuer:

KOPPERS INC.

By:	/s/ Steven R. Lacy
	Name:	Steven R. Lacy
	Title:	Senior Vice President, Administration,
General Counsel and Secretary

Parent:

KOPPERS HOLDINGS INC.

By:	/s/ Steven R. Lacy
	Name:	Steven R. Lacy
	Title:	Senior Vice President, Administration,
General Counsel and Secretary

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Subsidiary Guarantors:

CONCRETE PARTNERS, INC.

By:	/s/ Steven R. Lacy
	Name:	Steven R. Lacy
	Title:	Secretary

KOPPERS ASIA LLC

By:	/s/ Steven R. Lacy
	Name:	Steven R. Lacy
	Title:	Secretary

KOPPERS CONCRETE PRODUCTS, INC.

By:	/s/ Steven R. Lacy
	Name:	Steven R. Lacy
	Title:	Secretary

KOPPERS DELAWARE, INC.

By:	/s/ Steven R. Lacy
	Name:	Steven R. Lacy
	Title:	Secretary

KOPPERS VENTURES LLC

By:	/s/ Steven R. Lacy
	Name:	Steven R. Lacy
	Title:	Secretary

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KOPPERS WORLD-WIDE VENTURES CORPORATION

By:	/s/ Steven R. Lacy
	Name:	Steven R. Lacy
	Title:	Secretary

OSMOSE, INC.

By:	/s/ Steven R. Lacy
	Name:	Steven R. Lacy
	Title:	Secretary

OSMOSE-NEVADA LIMITED LIABILITY COMPANY

By:	/s/ Steven R. Lacy
	Name:	Steven R. Lacy
	Title:	Manager

OSMOSE NZ, LLC

By:	/s/ Steven R. Lacy
	Name:	Steven R. Lacy
	Title:	Manager

OSMOSE RAILROAD SERVICES, INC.

By:	/s/ Steven R. Lacy
	Name:	Steven R. Lacy
	Title:	Secretary

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WOOD PROTECTION LP

By:	Wood Protection Management LLC,
its General Partner

	By:	/s/ Steven R. Lacy
	Name:	Steven R. Lacy
	Title:	Manager

WOOD PROTECTION MANAGEMENT LLC

By:	/s/ Steven R. Lacy
	Name:	Steven R. Lacy
	Title:	Manager

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Trustee:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Yana Kislenko
	Name:	Yana Kislenko
	Title:	Vice President